March 22, 2000

                            DREYFUS PREMIER NEW YORK
                               MUNICIPAL BOND FUND

                            Supplement to Prospectus
                               Dated April 1, 1999

      Effective March 22, 2000, Dreyfus Service Corporation became the fund's distributor.



                                              March 22, 2000

           DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
         SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                        DATED APRIL 1, 1999


1. The following information replaces all contrary information contained in the sections of the Statement of Additional Information ("SAI") entitled "Description of the Fund", "Management of the Fund" and "Management Arrangements":

      Effective March 22, 2000, Dreyfus Service Corporation ("DSC") became the distributor to the Fund. DSC is located at 200 Park Avenue, New York, NY 10166.

2. The following information replaces the information contained in the section of the Statement of Additional Information ("SAI") entitled "Management of the Fund - Officers of the Fund":

Stephen  E. Canter, President. President, Chief Operating Officer, and Chief
          Investment Officer of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

Mark N. Jacobs, Vice President. Vice President, General Counsel and
          Secretary to the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

Joseph Connolly, Vice President and Treasurer. Director - Mutual Fund
          Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

Steven F. Newman, Secretary. Associate General Counsel and Assistant
          Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

Michael  A. Rosenberg, Assistant Secretary. Associate General Counsel of the
          Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

Janette Farragher, Assistant Secretary. Assistant General Counsel of the
          Manager, and an officer of other investment companies advised and administered by the Manager. She is 37 years old.

Gregory S. Gruber, Assistant Treasurer. Senior Accounting Manager - Municipal
          Bond Funds of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

      The address of each Fund officer is 200 Park Avenue, New York, NY 10166.

3. The following information supplements the information contained in the section of the SAI entitled "Management Arrangements - Distributor":

      Disclosure of the amounts retained by "the distributor" on the sale of shares of the Fund refers to amounts retained by Premier Mutual Fund Services, Inc. ("Premier"), the Fund's distributor prior to March 22, 2000. No information is provided for Dreyfus Service Corporation, as it was not the Fund's distributor as of the Fund's last fiscal year end.